EXHIBIT 10.32B


                          SEAL OF THE STATE OF MISSORI

                                 NOTICE OF AWARD

                                State of Missouri
                            Office of Administration
                 Division of Purchasing And Materials Management
                                   PO Box 809
                            Jefferson City, MO 65102
                          www.oa.mo.gov/purch/purch.htm


--------------------------------------- ----------------------------------------
CONTRACT NUMBER/AMENDMENT NUMBER        REQUISITION NUJMBER

C900676001 / Amendment 007              N/A
--------------------------------------- ----------------------------------------
CONTRACT TITLE                          CONTRACT PERIOD

MMIS Fiscal Agent Services              September 1, 1999 through June 30, 2007
--------------------------------------- ----------------------------------------
CONTRACTOR'S VENDOR CODE, NAME, AND     STATE AGENCY'S NAME AND ADDRESS
ADDRESS

INFOCROSSING HEALTHCARE SERVICES, INC.  DEPARTMENT OF SOCIAL SERVICES
ATTN:  DIANE TWEHOUS                    DIVISION OF MEDICAL SERVICES
P.O. BOX 177                            615 HOWERTON COURT
905 WEATHERED ROCK ROAD                 PO BOX  6500
JEFFERSON CITY, MO 65102-0177           JEFFERSON CITY, MO 65109-6500

--------------------------------------------------------------------------------
ACCEPTED BY THE STATE OF MISSOURI AS FOLLOWS:

Contract C900676001 is hereby amended to include the price decreases referenced in the attached letter from Diane Twehous of Infocrossing dated December 21, 2005. All other requirements, terms and conditions and provisions of the contract remain unchanged. Agreement of the contractor is indicated in the attached. No further acceptance or signature of the contractor is required.



--------------------------------------------------------------------------------
BUYER                                   PHONE NUMBER
Gary Eggen                              (573) 751-2497
--------------------------------------- ----------------------------------------
SIGNATURE OF BUYER                      DATE

Gary Eggen        /s/ Gary Eggen        02/06/06
--------------------------------------------------------------------------------
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT

James Miluski    /s/ James Miluski
--------------------------------------------------------------------------------

INFOCROSSING LOGO
                                          infocrossing healthcare services, inc.
                                                         905 weathered rock road
                                                        Jefferson city, mo 65101
                                                            www.infocrossing.com
                                                                  v 573.635.2434
                                                                  f 573.635.0204


December 21, 2005

Mr. Todd Meyer
Assistant Deputy Director
Division of Medical Services
Information Services
615 Howerton Court
Jefferson City, MO 65109

Dear Todd,

As Medicaid Fiscal Agent for the State of Missouri, Infocrossing Healthcare Services (IHS) is pleased to present the Division of Social Services, Department of Medical Services a reduced firm, fixed total base price for State Fiscal Years 2006, 2007, 2008 and 2009 for Contract C900676001.

This reduced price reflects operational savings recognized by IHS due to activities conducted by DMS to reduce paper claim submission and discontinue the production and distribution of recipient benefit notices. As a long standing and trusted partner of DMS, IHS is agreeable to pass those savings on to the State of Missouri.

The following represents IHS' offering as the amended contract base price for State Fiscal Years 2006, 2007, 2008 and 2009.

o Exhibit A, Paragraph 2.6.1, SFY 2006 - $15,761,351 Firm, fixed total base price
o Exhibit A, Paragraph 2.7.1, SFY 2007 - $16,608,660 Firm, fixed total base price
o Exhibit A, Paragraph 2.8.1, SFY 2008 - $17,475,662 Firm, fixed total base price
o Exhibit A, Paragraph 2.9.1, SFY 2009 - $18,386,012 Firm, fixed total base price
These reduced prices represent a $2.9 million dollar savings to DMS over the remaining years of the current contract. As we have demonstrated during our past 17 year relationship with DMS, IHS will continue to work as a partner with the State of Missouri to implement efficiencies and bring technical innovation to the administration of the Missouri Medicaid program. We commend the Division for their outstanding achievements this past year and look forward to many additional years of service.

Sincerely,

/s/ Diane Twehous

Diane Twehous
Account Manager

cc:      Joel Schnedler
         Mike Luebke

                                                    SEAL OF THE STATE OF MISSORI

                                 NOTICE OF AWARD

                                State of Missouri
                            Office of Administration
                 Division of Purchasing And Materials Management
                                   PO Box 809
                            Jefferson City, MO 65102
                          www.oa.mo.gov/purch/purch.htm



--------------------------------------- ----------------------------------------
CONTRACT NUMBER                         REQUISITION NUJMBER

C900676001                              MMIS FISCAL AGENT SERVICES
--------------------------------------- ----------------------------------------
AMENDMENT NUMBER                        CONTRACT PERIOD

 008                                    September 1, 1999 through June 30, 2008
--------------------------------------- ----------------------------------------
REQUISITION NUMBER                      VENDOR NUMBER

N/A                                     5820400430 0
--------------------------------------- ----------------------------------------
CONTRACTOR'S VENDOR CODE, NAME, AND     STATE AGENCY'S NAME AND ADDRESS
ADDRESS

INFOCROSSING HEALTHCARE SERVICES, INC.  DEPARTMENT OF SOCIAL SERVICES
ATTN:  DIANE TWEHOUS                    DIVISION OF MEDICAL SERVICES
P.O. BOX 177                            615 HOWERTON COURT
905 WEATHERED ROCK ROAD                 PO BOX  6500
JEFFERSON CITY, MO 65102-0177           JEFFERSON CITY, MO 65109-6500
--------------------------------------------------------------------------------
ACCEPTED BY THE STATE OF MISSOURI AS FOLLOWS:

The State of Missouri hereby amends the contract pursuant to the attached Amendment # 008 to Contract C900676001. All other terms, conditions and provisions of the previous contract period shall remain the same throughout the above contract period and apply hereto.

Contractor agreement is indicated on the attached Amendment # 004. Further agreement and signature of the contractor is not required on this document.






--------------------------------------------------------------------------------
BUYER                                   PHONE NUMBER
Gary Eggen                              (573) 751-2497
                                        E-Mail:  gary.eggen@oa.mo.gov
--------------------------------------- ----------------------------------------
SIGNATURE OF BUYER                      DATE

Gary Eggen         /s/ Gary Eggen       10/12/06
--------------------------------------------------------------------------------
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT

James Miluski    /s/ James Miluski
--------------------------------------------------------------------------------

SEAL OF THE STATE OF MISSOURI
STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT



AMENDMENT NO.:  008                               REQ NO.: N/A
CONTRACT NO.:  C900676001                         BUYER:  GARY EGGEN
TITLE:  MMIS FISCAL AGENT SERVICES                PHONE NO.:  (573) 751-2497
ISSUE DATE:  Revised 10/10/06                     E-MAIL:  gary.eggen@oa.mo.gov

TO:    INFOCROSSING HEALTHCARE SERVICES, INC.
       ATTN:  DIANE TWEHOUS
       P.O. BOX 177
       905 WEATHERED ROCK ROAD
       JEFFERSON CITY, MO 65102-0177


                     (U.S. Mail)              (Courier Service)
RETURN AMENDMENT TO: DPMM                  or DPMM
                     PO BOX 809               301 WEST HIGH STREET, ROOM 630
                     JEFFERSON CITY MO        JEFFERSON CITY MO  65101
                     65102-0809

OR FAX TO: (573) 526-9818 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION
TO THE FOLLOWING ADDRESS:

                          DEPARTMENT OF SOCIAL SERVICES
                          DIVISION OF MEDICAL SERVICES
                               615 HOWERTON COURT
                                  P.O. BOX 6500
                          JEFFERSON CITY, MO 65109-6500

                               SIGNATURE REQUIRED

--------------------------------------  ----------------------------------------
DOING BUSINESS AS (DBA) NAME            LEGAL NAME OF ENTITY/INDIVIDUAL FILED W
                                        ITH IRS FOR THIS TAX ID NO.
Infocrossing Healthcare Services, Inc.  Infocrossing Healthcare Services, Inc.
--------------------------------------  ----------------------------------------
MAILING ADDRESS                         IRS FORM 1099 MAILING ADDRESS

905 Weathered Rock Road                 2 Christie Heights Street
--------------------------------------  ----------------------------------------
CITY, STATE, ZIP CODE                   CITY, STATE, ZIP CODE

Jefferson City, MO 65101                Leonia, NJ 07605
--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------
CONTACT PERSON                          EMAIL ADDRESS

Diane Twehous                           dtwehous@infocrossing.com
--------------------------------------  ----------------------------------------
PHONE NUMBER                            FAX NUMBER

573-635-2434 x5305                      573-635-0204
--------------------------------------------------------------------------------
TAXPAYER ID NUMBER (TIN)     TAXPAYER ID (TIN) TYPE     VENDOR NUMBER (IF KNOWN)
                                   (CHECK ONE)

58-2040043                   _x_ FEIN      ___ SSN                   58204004304
--------------------------------------------------------------------------------
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE)
(NOTE:  LLC IS NOT A VALID TAX FILING TYPE.)

 _X_ Corporation ___ Individual ___ State/Local Government ___ Partnership ____ Sole Proprietor ___Other ________________
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE                    DATE

/s/ Nicholas J. Letizia
Nicholas J. Letizia                     October 12, 2006
--------------------------------------  ----------------------------------------
PRINTED NAME                            TITLE

Nicholas J. Letizia                     Senior Vice President
--------------------------------------------------------------------------------

                      AMENDMENT #008 TO CONTRACT C900676001
                           MMIS FISCAL AGENT SERVICES

CONTRACT PERIOD:  September 1, 1999 through June 30, 2008

The State of Missouri hereby acknowledges expiration of the initial contract period on June 30, 2007 with two additional one-year renewal periods. Efforts are underway to replace this contract after expiration but the state has some concern that the new contract will not be implemented prior to the expiration of the 2nd renewal period of the current contract. The state anticipates the potential need for a third such one-year renewal option due to extensive procurement, implementation and conversion requirements of the new system. This third renewal option period would potentially extend the contract through June 30, 2010.

As a result, the State of Missouri hereby exercises its option to renew the contract for the period of July 1, 2007 through June 30, 2008 at the pricing levels indicated in the contract. Additionally, the state hereby requests the addition of a third one-year contract renewal option for the period July 1, 2009 through June 30, 2010. Such renewal shall be at the state's sole option. All other terms, conditions shall remain the same as the previous renewal period, July 1, 2008 through June 30, 2009.

The contractor is requested to complete the pricing section on the next page for the pricing applicable for the additional renewal period and sign and return this document indicating agreement to the revision sited above.

                        3RD RENEWAL OPTION PERIOD PRICING
                      FISCAL YEAR 2010 - JULY 1, 2009 THROUGH JUNE 30, 2010

MMIS - The offeror must state a firm, fixed total base price for all services and equipment required to operate the MMIS during state fiscal year (SFY) 2010 (July 1, 2009 through June 30, 2010) as specified in the Scope of Work. This price shall be based on the processing of seventy-four million nine hundred seventy thousand (74,970,000) claims and encounters during SFY 2010 and shall not include those services for which prices are required elsewhere on Exhibit A. The price provided below shall be inclusive of all relevant data processing charges and application support costs including increases associated with additional HIPAA requirements added with Amendment #004 to the contract.

                      $20,641,489.00 Firm, fixed total base price

CLAIM AND ENCOUNTER VOLUME ADJUSTMENT - The base price stated above is based on the projected claim and encounter volume for SFY 2010. Actual claim and encounter volume may be higher or lower. For claim and encounter volume higher than projected, the offeror must state a firm, fixed additional price per increment of three hundred thousand (300,000) claims and encounters, or part thereof, which shall be credited if claim and encounter volume is lower than projected.

a. If claim and encounter volume is higher than projected:

                      $21,000.00 Firm, fixed price per 300,000 claims/encounters

b. If claim and encounter volume is lower than projected:

                      $-0- Firm, fixed price per 300,000 claims/encounters to be credited

CPU TIME FOR ADHOC REQUESTS - The offeror must state a firm, fixed price per CPU hour for CPU time in excess of four hundred twenty (420) hours per state fiscal year for adhoc requests as specified in the Scope of Work.

                      $-0- Firm, fixed price per CPU hour

RENEWAL OPTION FOR PERSONNEL CLASSIFICATIONS

            3rd Renewal Period,
            Fiscal Year 2010:       original price + 40.9 % (Maximum Increase)